Acquisitions (Tables)	12 Months Ended
Jul. 01, 2017
Business Combinations [Abstract]
Summary of Fair Values of Assets Acquired and Liabilities Assumed
The following table summarizes the fair value of the assets acquired and liabilities assumed as of the acquisition date:

Assets Acquired and Liabilities Assumed	Fair Value
(millions)
Inventories and other current assets(1)	$5.3
Property and equipment, net	3.2
Goodwill(2)	24.6
Total assets acquired	33.1
Accounts Payable and accrued liabilities	4.8
Other liabilities(3)	2.7
Total liabilities assumed	7.5
Total cash paid	$25.6

(1) The balance primarily consists of inventories of $5.0 million, including a step-up adjustment of approximately $0.9 million, which was amortized over 6 months.
(2) The entire balance of acquired goodwill is not tax deductible.
(3) Included within Other liabilities is a $2.6 million liability attributable to the 10% purchase price hold-back amount.